Partnership Equity And Distributions	12 Months Ended
Dec. 31, 2011
Partnership Equity And Distributions [Abstract]
Partnership Equity And Distributions
13.	Partnership Equity and Distributions

General — Our partnership agreement requires that, within 45 days after the end of each quarter, we distribute all of our Available Cash, as defined below, to unitholders of record on the applicable record date, as determined by our general partner.

On August 17, 2011, we entered into an equity distribution agreement with Citigroup Global Markets Inc., or Citi. The agreement provides for the offer and sale from time to time through Citi, our sales agent, common units having an aggregate offering amount of up to $150.0 million. During the year ended December 31, 2011, we issued 761,285 of our common units pursuant to this equity distribution agreement. We received proceeds of $30.2 million from the issuance of these common units, net of commissions and offering costs of $1.2 million, which were used to finance growth opportunities.

In March 2011, we issued 3,596,636 common limited partner units at $40.55 per unit. We received proceeds of $139.7 million, net of offering costs.

In February 2011, we issued 8,399 common limited partner units, from our LTIP to employees as compensation for their service during 2010, 2009 and 2008.

In November 2010, we issued 2,875,000 common limited partner units at $34.96 per unit. We received proceeds of $96.2 million, net of offering costs.

In August 2010, we issued 2,990,000 common limited partner units at $32.57 per unit. We received proceeds of $93.1 million, net of offering costs.

On May 26, 2010, we filed a universal shelf registration statement on Form S-3 with the SEC with a maximum aggregate offering amount of $1.5 billion, to replace an existing shelf registration statement. The universal shelf registration statement will allow us to issue additional partnership units and debt securities.

In November 2009, we issued 2,500,000 common limited partner units at $25.40 per unit, and in December 2009 we issued an additional 375,000 common limited partner units to the underwriters upon exercise of their overallotment option. We received proceeds of $69.5 million, net of offering costs.

In April 2009, we issued 3,500,000 Class D units valued at $49.7 million. The Class D units were issued to DCP Midstream, LLC in consideration for an additional 25.1% interest in East Texas and a fixed price natural gas liquids derivative by NGL component for the period April 2009 to March 2010. The Class D units converted into our common units on a one-for-one basis on August 17, 2009.

Definition of Available Cash — Available Cash, for any quarter, consists of all cash and cash equivalents on hand at the end of that quarter:

•	less the amount of cash reserves established by the general partner to:

•	provide for the proper conduct of our business;

•	comply with applicable law, any of our debt instruments or other agreements; and

•	provide funds for distributions to the unitholders and to our general partner for any one or more of the next four quarters;

•	plus, if our general partner so determines, all or a portion of cash and cash equivalents on hand on the date of determination of Available Cash for the quarter.

General Partner Interest and Incentive Distribution Rights — The general partner is entitled to a percentage of all quarterly distributions equal to its general partner interest of approximately 1% and limited partner interest of 1% as of December 31, 2011. The general partner has the right, but not the obligation, to contribute a proportionate amount of capital to us to maintain its current general partner interest.

The incentive distribution rights held by the general partner entitle it to receive an increasing share of Available Cash when pre-defined distribution targets are achieved. Currently, our distribution to our general partner related to its incentive distribution rights is at the highest level. The general partner's incentive distribution rights were not reduced as a result of our common limited partner unit issuances, and will not be reduced if we issue additional units in the future and the general partner does not contribute a proportionate amount of capital to us to maintain its current general partner interest. Please read the Distributions of Available Cash after the Subordination Period sections below for more details about the distribution targets and their impact on the general partner's incentive distribution rights.

Class D Units — All of the Class D units were held by DCP Midstream, LLC and converted into our common units on a one for one basis on August 17, 2009. The holders of the Class D units received the second quarter distribution paid on August 14, 2009.

Subordinated Units — All of our subordinated units were held by DCP Midstream, LLC and were converted to common limited partner units by February 2009. The subordination period had an early termination provision that permitted 50% of the subordinated units, or 3,571,428 units, to convert into common units on a one-to-one basis in February 2008 and permitted the other 50% of the subordinated units, or 3,571,429 units, to convert into common units on a one-to-one basis in February 2009, following the satisfactory completion of the tests for ending the subordination period contained in our partnership agreement. The board of directors of the General Partner certified that all conditions for early conversion were satisfied.

Our partnership agreement provides that, during the subordination period, the common units had the right to receive distributions of Available Cash each quarter in an amount equal to $0.35 per common unit, or the Minimum Quarterly Distribution, plus any arrearages in the payment of the Minimum Quarterly Distribution on the common units from prior quarters, before any distributions of Available Cash may be made on the subordinated units. These units are deemed "subordinated" because for a period of time, referred to as the subordination period, the subordinated units were not entitled to receive any distributions until the common units received the Minimum Quarterly Distribution plus any arrearages from prior quarters. Furthermore, no arrearages could be paid on the subordinated units. The practical effect of the subordinated units is to increase the likelihood that during the subordination period there will be Available Cash to be distributed on the common units.

Distributions of Available Cash after the Subordination Period — Our partnership agreement, after adjustment for the general partner's relative ownership level, requires that we make distributions of Available Cash from operating surplus for any quarter after the subordination period, which ended in February 2009, in the following manner:

•	first, to all unitholders and the general partner, in accordance with their pro rata interest, until each unitholder receives a total of $0.4025 per unit for that quarter;

•

second, 13% to the general partner, plus the general partner's pro rata interest, and the remainder to all unitholders pro rata until each unitholder receives a total of $0.4375 per unit for that quarter;

•

third, 23% to the general partner, plus the general partner's pro rata interest, and the remainder to all unitholders pro rata until each unitholder receives a total of $0.525 per unit for that quarter; and

•	thereafter, 48% to the general partner, plus the general partner's pro rata interest, and the remainder to all unitholders.

The following table presents our cash distributions paid in 2011, 2010 and 2009:

Payment Date	Per Unit Distribution	Total Cash Distribution
		(Millions)
November 14, 2011	$0.6400	$34.9
August 12, 2011	$0.6325	$34.0
May 13, 2011	$0.6250	$33.4
February 14, 2011	$0.6175	$30.0
November 12, 2010	$0.6100	$27.4
August 13, 2010	$0.6100	$25.3
May 14, 2010	$0.6000	$24.6
February 12, 2010	$0.6000	$24.6
November 13, 2009	$0.6000	$22.6
August 14, 2009	$0.6000	$22.6
May 15, 2009	$0.6000	$20.1
February 13, 2009	$0.6000	$20.1